[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

February 28, 2001

Merrill Lynch
Mid Cap Growth
Fund, Inc.

www.mlim.ml.com

                     MERRILL LYNCH MID CAP GROWTH FUND, INC.

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Michael S. Hahn, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Arthur Zeikel, Director/Trustee of Merrill Lynch Mid Cap Growth Fund, Inc., has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Zeikel well in his retirement.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

DEAR SHAREHOLDER

We are pleased to present you with this first semi-annual report for Merrill Lynch Mid Cap Growth Fund, Inc. The Fund seeks to provide shareholders with long-term capital appreciation by investing primarily in equity securities of mid cap companies that Fund management believes have strong earnings growth and capital appreciation potential. The Fund seeks to achieve its objective by investing all of its assets in Master Mid Cap Growth Trust that has the same investment objective as the Fund. All investments will be made at the Trust level. The Fund's investment results will correspond directly to the investment results of the Trust.

Investment Environment

Just a few short months ago, a perfect combination of economic factors drove the equity markets. Indeed, the final two years of the 1990s and the early part of the new millennium were characterized by an economic environment that created an ideal backdrop for the equity markets. Increasing labor productivity, lower unemployment, rising tax receipts, lower interest rates, huge amounts of business investment in technology and lower budget deficits (and even surpluses), all intertwined to create a nearly flawless environment that inspired investors to increase both the amount and the risk level of the equities they purchased. However, as we began 2001, the situation had become markedly different.

The problem with any ideal situation is that things can only get worse. The first cracks appeared early in the year 2000, as a combination of a "Y2K" hangover, tighter Federal Reserve Board policy and higher energy prices began to have an impact on the equity markets. These new developments began to affect the markets in March 2000. The turbulence mostly affected the technology-heavy NASDAQ, which declined 37.30% between March 10, 2000 and May 23, 2000. Non-technology stocks held up relatively well during this first downturn, as money flowed out of technology stocks and into other sectors. In fact, the unmanaged Standard & Poor's 500 (S&P 500) Index declined only 1.30% between March 10, 2000 and May 23, 2000. Despite the big sell-off in the NASDAQ, the underpinnings of the technology sector were still solid. Companies were still investing in technology and investment capital was still readily available. The NASDAQ was able to rebound and rallied 35.11% through the late spring and early summer of 2000.

The Fund was fortunate enough to miss the first downturn. Unfortunately, the Fund also missed the benefits of the brief upturn that occurred during the summer of 2000 and subsequently caught almost the full force of the second leg down. The Fund commenced operations on September 15, 2000, just two weeks after the NASDAQ reached a near-term peak on August 31, 2000. At the time, the launch timing of the Fund seemed opportune. The NASDAQ had already retreated 8.81% from its level at the beginning of September and the outlook for stocks, while not as pristine as it had been a year earlier, was still good. True, the lingering effects of the spring market shake-up, higher interest rates and energy prices, were beginning to have an effect on the economy. However, in hindsight, it was two new uncertainties looming on the horizon that conspired to break down the equity market.

By early October, investors were nervously watching the extremely close presidential race and trying to discern the ways in which the new Securities and Exchange Commission regulation known as "REG FD," would impact the equity markets. Essentially, the regulation states that company managements may no longer provide new and meaningful information to any individual or group without simultaneously making that information available to any and every other interested party. Investors thoroughly dislike uncertainty and these two events provided it in spades. The aftermath of the presidential election turned into a sideshow that drained the life out of the equity markets. The confidence crisis was exacerbated further by REG FD, which was intended to equalize investor access to stock-moving information. As it turned out, the implementation of REG FD created a near-term vacuum of information, depriving institutional investors of the friendly assurances regarding earnings expectations they had come to expect from company managements. Later, in the first quarter of 2001, companies eager to comply with the regulation issued a prolific number of earnings warnings, further crippling the market.

As market uncertainty increased, investors' risk aversion also increased. Surely, higher levels of risk aversion had much to do with the broad sell-off of Internet and other companies with immature business models earlier in the year. However, despite this first downturn, many technology sector leaders, such as Juniper Networks, Inc., Extreme Networks, Inc. and Brocade Communications Systems, Inc., had continued to make new highs during the summer and early fall. Unfortunately, the lower confidence levels created by a slowing economy, the electoral crisis and REG FD left the market vulnerable.

The spark that created the market's second leg down turned out to be the suggestion that telecommunications capital equipment spending would slow dramatically in 2001. The Telecommunications Act of 1996 created a tidal wave of such investment, as new competitive carriers rushed to build out the information highway. Now, investors worried that too much competition was lowering profit margins, making capital investment more difficult to justify. This new "speed bump" was confirmed in most investors' minds by a series of disappointing data points in the financial results of several major companies participating in the telecommunications equipment market. Issues arose at Lucent Technologies, Inc., Northern Telecom and even Cisco Systems, Inc. The resulting rush for the exits left few stocks unscathed. A brief January rally provided some respite, but stocks continued down in February and the sell-off continued into early March.

Fund Performance Review

The recent market environment was not one that was kind to aggressive growth stocks. Since inception, (September 15, 2000) through February 28, 2001, Merrill Lynch Mid Cap Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -41.70%, -41.90%, -41.90% and -41.70%, respectively, compared to the NASDAQ, which declined 43.84% for the same period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The Fund's unmanaged benchmark index, the Russell MidCap Growth Index, declined 33.55% from September 15, 2000 to February 28, 2001.

The six-month period ended February 28, 2001 contained two of the worst months in NASDAQ history (November, down 22.88% and February, down 22.37%), as the NASDAQ declined a total of 48.79% for the period. The S&P 500 Index, which had held up well during the first NASDAQ sell-off earlier in the year, also declined, falling 17.84% during the same six-month period.

The Fund was especially hurt by our high exposure to high-growth technology stocks, which were punished brutally in the sell-off. While we have made many changes to our holdings in response to the events that unfolded during the past several months, we continue to have a large exposure to the technology area. Our research is done from a "bottoms-up" perspective. That is, we try to find the most attractive companies without regard to what economic sector they operate in. Despite the recent downturn in the economy and the market, we believe the technology sector continues to contain many companies that have the growth fundamentals we are looking for.

Given the current sentiment toward technology stocks, many of our investors may be wondering why we have not drastically reduced our exposure to this sector and why we have not also increased our levels of cash. Market timing can work very well if the odds work in one's favor, but we believe that in the end it is a game of chance. Our research has shown that aggressive growth stocks tend to move in very large increments. Missing just a few of the largest one-day moves dramatically lowers long-term returns. For example, the NASDAQ was up 14.18% on January 3, 2001, the day the Federal Reserve Board surprised the market with an inter-meeting interest rate cut. Fortunately, we were fully invested on that day, as we continue to be.

We believe that earnings growth drives stock returns and that over a full cycle, exposure to a portfolio of the most attractive growth stocks will result in above-average investment returns. We are deeply disappointed by the results of our first


                                     2 & 3

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

six months of operations, but we hope that our investors will realize that our strategy can benefit the Fund over the longer term.

Portfolio Strategy and Outlook

We continue to have a large exposure to the telecommunications equipment sector, but we have shifted our focus to companies that offer ways for carriers to reduce capital expenditures. Our largest equity position, Sonus Networks, Inc., allows carriers to transition away from expensive, legacy voice switches to less expensive, client-server based data solutions that accomplish the same task. Carriers can continue to use their installed base of voice switches with the Sonus product and they can reduce capital expenditures on voice equipment by as much as 50%. While we agree that overall carrier capital expenditures may decline in 2001, we believe that some sub-sectors of spending will increase. Companies such as CIENA Corp. and ONI Systems, Inc., make products that address the rapidly growing "Metro Area Network."

We believe that the market outlook, which has been so bleak during the past few months, is improving. Mid cap growth stocks, which drastically underperformed larger growth stocks from September to November, have outperformed during the past three months. Some of this improvement has come from an unwinding from year-end tax selling, but we believe, investors' willingness to hold less liquid stocks is a good sign. The poor performance of the S&P 500 Index, which held up so well earlier in the year, is also a good sign. Most market declines don't end until virtually all stocks have suffered. The recent dearth of initial public offerings has given the equity market a chance to digest some of the previous excesses. Finally, cash invested in money market funds has reached levels not seen since 1990-1991, meaning that plenty of "buying power" is on the sidelines. We remain dedicated to our disciplined focus on aggressive growth stocks. We have worked extremely hard to correctly position the portfolio for the improved investment results that we believe will come when investors rediscover high-growth equities.

In Conclusion

We appreciate your support in Merrill Lynch Mid Cap Growth Fund, Inc., and we look forward to sharing our outlook and strategy in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Michael S. Hahn

Michael S. Hahn
Senior Vice President and
Portfolio Manager

March 30, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                 Since Inception
As of February 28, 2001                                            Total Return
================================================================================
ML Mid Cap Growth Fund, Inc. Class A Shares                          -41.70%
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class B Shares                          -41.90
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class C Shares                          -41.90
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class D Shares                          -41.70
================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 9/15/00.


                                     4 & 5

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

PERFORMANCE DATA (concluded)

Aggregate Total Return

                                     % Return Without         % Return With
                                        Sales Charge           Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (9/15/00)
through 12/31/00                          -26.30%                -30.17%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

================================================================================
                                         % Return              % Return
                                       Without CDSC           With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (9/15/00)
through 12/31/00                          -26.50%                -29.44%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return              % Return
                                       Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (9/15/00)
through 12/31/00                          -26.50%                -27.23%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                     % Return Without         % Return With
                                        Sales Charge           Sales Charge**
================================================================================
Class D Shares*
================================================================================
Inception (9/15/00)
through 12/31/00                          -26.30%                -30.17%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
MID CAP GROWTH
FUND, INC.         As of February 28, 2001
====================================================================================================================
Assets:            Investment in Master Mid Cap Growth Trust, at value (identified cost--$19,628,968)   $ 15,337,165
                   Prepaid registration fees and other assets .......................................        103,149
                                                                                                        ------------
                   Total assets .....................................................................     15,440,314
                                                                                                        ------------
====================================================================================================================
Liabilities:       Payables:
                     Distributor ....................................................................         12,364
                     Administrator ..................................................................          5,925
                                                                                                        ------------
                   Total liabilities ................................................................         18,289
                                                                                                        ------------
====================================================================================================================
Net Assets:        Net assets .......................................................................   $ 15,422,025
                                                                                                        ============
====================================================================================================================
Net Assets         Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....   $     14,364
Consist of:        Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....        150,063
                   Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....         84,349
                   Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....         16,619
                   Paid-in capital in excess of par .................................................     24,194,260
                   Accumulated investment loss--net .................................................       (133,430)
                   Accumulated realized capital losses on investments from the Trust--net ...........     (4,612,397)
                   Unrealized depreciation on investments from the Trust--net .......................     (4,291,803)
                                                                                                        ------------
                   Net assets .......................................................................   $ 15,422,025
                                                                                                        ============
====================================================================================================================
Net Asset          Class A--Based on net assets of $838,062 and 143,642 shares outstanding ..........   $       5.83
Value:                                                                                                  ============
                   Class B--Based on net assets of $8,713,951 and 1,500,633 shares outstanding ......   $       5.81
                                                                                                        ============
                   Class C--Based on net assets of $4,901,233 and 843,487 shares outstanding ........   $       5.81
                                                                                                        ============
                   Class D--Based on net assets of $968,779 and 166,194 shares outstanding ..........   $       5.83
                                                                                                        ============
====================================================================================================================

See Notes to Financial Statements.


                                     6 & 7

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
MID CAP GROWTH
FUND, INC.         For the Period September 15, 2000+ to February 28, 2001
====================================================================================================================
Investment         Investment income allocated from the Trust ....................                      $     35,643
Income:            Expenses allocated from the Trust .............................                           (68,830)
                                                                                                        ------------
                   Net investment loss from the Trust ............................                           (33,187)
                                                                                                        ------------
====================================================================================================================
Expenses:          Account maintenance and distribution fees--Class B ............   $ 35,347
                   Account maintenance and distribution fees--Class C ............     24,132
                   Offering costs ................................................     23,537
                   Administration fees ...........................................     17,025
                   Registration fees .............................................      7,137
                   Printing and shareholder reports ..............................      1,227
                   Account maintenance fees--Class D .............................      1,104
                   Accounting services ...........................................        387
                   Transfer agent fees--Class B ..................................        276
                   Transfer agent fees--Class C ..................................        193
                   Transfer agent fees--Class A ..................................         41
                   Transfer agent fees--Class D ..................................         37
                   Other .........................................................      1,157
                                                                                     --------
                   Total expenses before reimbursement ...........................    111,600
                   Reimbursement of expenses .....................................    (11,357)
                                                                                     --------
                   Total expenses after reimbursement ............................                           100,243
                                                                                                        ------------
                   Investment loss--net ..........................................                          (133,430)
                                                                                                        ------------
====================================================================================================================
Realized &         Realized loss on investments from the Trust--net ..............                        (4,612,397)
Unrealized Loss    Unrealized depreciation on investments from the Trust--net ....                        (4,291,803)
From the                                                                                                ------------
Trust--Net:        Net Decrease in Net Assets Resulting from Operations ..........                      $ (9,037,630)
                                                                                                        ============
====================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                        For the Period
MID CAP GROWTH                                                                                     Sept. 15, 2000+ to
FUND, INC.         Increase (Decrease) in Net Assets:                                                 Feb. 28, 2001
====================================================================================================================
Operations:        Investment loss--net ...........................................................     $   (133,430)
                   Realized loss on investments from the Trust--net ...............................       (4,612,397)
                   Unrealized depreciation on investments from the Trust--net .....................       (4,291,803)
                                                                                                        ------------
                   Net decrease in net assets resulting from operations ...........................       (9,037,630)
                                                                                                        ------------
====================================================================================================================
Capital Share      Net increase in net assets derived from capital share transactions .............       24,359,655
Transactions:                                                                                           ------------
====================================================================================================================
Net Assets:        Total increase in net assets ...................................................       15,322,025
                   Beginning of period ............................................................          100,000
                                                                                                        ------------
                   End of period* .................................................................     $ 15,422,025
                                                                                                        ============
====================================================================================================================
                  *Accumulated investment loss--net ...............................................     $   (133,430)
                                                                                                        ============
====================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     8 & 9

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived                     For the Period
MERRILL LYNCH      from information provided in the financial statements.            September 15, 2000+ to February 28, 2001
MID CAP GROWTH                                                                  -----------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:                      Class A      Class B       Class C      Class D
===============================================================================================================================
Per Share          Net asset value, beginning of period ......................  $ 10.00      $ 10.00       $ 10.00      $ 10.00
Operating                                                                       -------      -------       -------      -------
Performance:       Investment loss--net ......................................     (.03)        (.05)         (.06)        (.03)
                   Realized and unrealized loss on investments from the
                   Trust--net ................................................    (4.14)       (4.14)        (4.13)       (4.14)
                                                                                -------      -------       -------      -------
                   Total from investment operations ..........................    (4.17)       (4.19)        (4.19)       (4.17)
                                                                                -------      -------       -------      -------
                   Net asset value, end of period ............................  $  5.83      $  5.81       $  5.81      $  5.83
                                                                                =======      =======       =======      =======
===============================================================================================================================
Total Investment   Based on net asset value per share ........................  (41.70%)@    (41.90%)@     (41.90%)@    (41.70%)@
Return:**                                                                       =======      =======       =======      =======
===============================================================================================================================
Ratios to Average  Expenses, net of reimbursement++ ..........................    1.53%*       2.59%*        2.59%*       1.79%*
Net Assets:                                                                     =======      =======       =======      =======
                   Expenses++ ................................................    1.79%*       2.73%*        2.75%*       2.01%*
                                                                                =======      =======       =======      =======
                   Investment loss--net ......................................    (.95%)*     (2.09%)*      (2.05%)*     (1.25%)*
                                                                                =======      =======       =======      =======
===============================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..................  $   838      $ 8,714       $ 4,901      $   969
Data:                                                                           =======      =======       =======      =======
===============================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Administrator reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH MID CAP GROWTH FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Mid Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Mid Cap Growth Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2001 was 99.3%. Prior to commencement of operations on September 15, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on September 5, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The


                                    10 & 11

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH MID CAP GROWTH FUND, INC.

general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML& Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period September 15, 2000 to February 28, 2001, FAM earned fees of $17,025, of which $11,357 was waived.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account         Distribution
                                           Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B .................................       .25%               .75%
Class C .................................       .25%               .75%
Class D .................................       .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period September 15, 2000 to February 28, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class D .................................            $2,492              $40,356
--------------------------------------------------------------------------------

For the period September 15, 2000 to February 28, 2001, MLPF&S received contingent deferred sales charges of $695 relating to transactions in Class C Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $329 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Trust for the period September 15, 2000 to February 28, 2001 were $25,396,368 and $1,121,816, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $24,359,655 for the period September 15, 2000 to February 28, 2001.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Period                                          Dollar
Sept. 15, 2000+ to Feb. 28, 2001                         Shares        Amount
--------------------------------------------------------------------------------
Shares sold ........................................    199,491    $  1,840,211
Shares redeemed ....................................    (58,349)       (425,736)
                                                    -----------    ------------
Net increase .......................................    141,142    $  1,414,475
                                                    ===========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class B Shares for the Period                                          Dollar
Sept. 15, 2000+ to Feb. 28, 2001                         Shares        Amount
--------------------------------------------------------------------------------
Shares sold ......................................    1,720,198    $ 15,256,982
Automatic conversion of shares ...................       (2,388)        (17,824)
Shares redeemed ..................................     (219,677)     (1,876,114)
                                                    -----------    ------------
Net increase .....................................    1,498,133    $ 13,363,044
                                                    ===========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class C Shares for the Period                                          Dollar
Sept. 15, 2000+ to Feb. 28, 2001                         Shares        Amount
--------------------------------------------------------------------------------
Shares sold ......................................    1,077,254    $  9,893,164
Shares redeemed ..................................     (236,267)     (1,822,805)
                                                    -----------    ------------
Net increase .....................................      840,987    $  8,070,359
                                                    ===========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class D Shares for the Period                                          Dollar
Sept. 15, 2000+ to Feb. 28, 2001                         Shares        Amount
--------------------------------------------------------------------------------
Shares sold ......................................      212,094    $  1,914,842
Automatic conversion of shares ...................        2,384          17,824
                                                    -----------    ------------
Total issued .....................................      214,478       1,932,666
Shares redeemed ..................................      (50,784)       (420,889)
                                                    -----------    ------------
Net increase .....................................      163,694    $  1,511,777
                                                    ===========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


                                    12 & 13

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

Master Mid Cap Growth Trust
------------------------------------------------------------------------------------------------------------------------------------
                                Shares                                                                                   Percent of
Industry                         Held            Common Stocks                                            Value          Net Assets
====================================================================================================================================
Biotechnology                   5,900    + Enzon, Inc.                                                $   375,019           2.4%
                                3,700    + Protein Design Labs, Inc.                                      231,712           1.5
                                                                                                      -----------         -----
                                                                                                          606,731           3.9
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services            25,000    + EXE Technologies, Inc.                                         246,875           1.6
& Supplies
------------------------------------------------------------------------------------------------------------------------------------
Diversified                    12,500      Heller Financial, Inc.                                         422,625           2.7
Financials                     19,000    + IndyMac Mortgage Holdings, Inc.                                501,790           3.3
                                                                                                      -----------         -----
                                                                                                          924,415           6.0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication  12,200    + Illuminet Holdings, Inc.                                       315,675           2.0
Services
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment            4,300    + Power-One, Inc.                                                 76,325           0.5
                               13,000    + Thermo Electron Corporation                                    362,700           2.3
                                                                                                      -----------         -----
                                                                                                          439,025           2.8
------------------------------------------------------------------------------------------------------------------------------------
Electronic                      5,800    + Amphenol Corp. (Class A)                                       207,060           1.4
Equipment &                     4,800      Newport Corporation                                            234,600           1.5
Instruments                     9,200    + Waters Corporation                                             605,912           3.9
                                                                                                      -----------         -----
                                                                                                        1,047,572           6.8
------------------------------------------------------------------------------------------------------------------------------------
Health Care                    27,500    + Align Technology, Inc.                                         206,250           1.3
Equipment &                     8,300    + Caliper Technologies Corp.                                     211,650           1.4
Supplies                        3,000    + Noven Pharmaceuticals, Inc.                                     97,500           0.6
                                                                                                      -----------         -----
                                                                                                          515,400           3.3
------------------------------------------------------------------------------------------------------------------------------------
Internet Software &            10,000    + Commerce One, Inc.                                             174,375           1.1
Services                       15,000    + Liberate Technologies, Inc.                                    141,562           0.9
                                4,500    + Netegrity, Inc.                                                199,687           1.3
                                6,500    + WatchGuard Technologies, Inc.                                   77,188           0.5
                                                                                                      -----------         -----
                                                                                                          592,812           3.8
------------------------------------------------------------------------------------------------------------------------------------
Media                           2,000    + Lamar Advertising Company                                       82,500           0.5
                               23,000    + Radio One, Inc. (Class D)                                      323,438           2.1
                                9,000    + TMP Worldwide Inc.                                             470,813           3.1
                               30,800    + XM Satellite Radio Holdings Inc. (Class A)                     315,700           2.0
                                                                                                      -----------         -----
                                                                                                        1,192,451           7.7
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                   4,000    + Nasdaq-100 Shares (b)                                          189,400           1.2
                               11,300      S&P Mid-Cap 400 Depositary Receipts (a)                      1,025,475           6.7
                                                                                                      -----------         -----
                                                                                                        1,214,875           7.9
------------------------------------------------------------------------------------------------------------------------------------
Networking Equipment            8,400    + Brocade Communications Systems, Inc.                           326,025           2.1
                                9,200    + Juniper Networks, Inc.                                         593,975           3.9
                                                                                                      -----------         -----
                                                                                                          920,000           6.0
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                       7,200      Devon Energy Corporation                                       410,400           2.7
                               12,600      EOG Resources, Inc.                                            549,360           3.5
                                                                                                      -----------         -----
                                                                                                          959,760           6.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                 3,300    + CIMA Labs Inc.                                                 192,225           1.3
                                7,200    + King Pharmaceuticals, Inc.                                     330,480           2.1
                                9,700    + Tanox, Inc.                                                    327,981           2.1
                                                                                                      -----------         -----
                                                                                                          850,686           5.5
------------------------------------------------------------------------------------------------------------------------------------
Semiconductor                   4,000    + TriQuint Semiconductor, Inc.                                    72,750           0.5
Equipment & Products
------------------------------------------------------------------------------------------------------------------------------------
Software                       17,800    + Actuate Corporation                                            215,825           1.4
                                9,000    + Informatica Corporation                                        214,875           1.4
                                7,000    + Manhattan Associates, Inc.                                     201,687           1.3
                                7,200    + Manugistics Group, Inc.                                        223,200           1.4
                                1,700    + Ulticom, Inc.                                                   41,863           0.3
                                                                                                      -----------         -----
                                                                                                          897,450           5.8
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                2,600    + Bed Bath & Beyond Inc.                                          64,025           0.4
                                4,000    + Krispy Kreme Doughnuts, Inc.                                   287,250           1.9
                                8,400      RadioShack Corporation                                         359,520           2.3
                               29,000    + Tweeter Home Entertainment Group, Inc.                         610,813           4.0
                                                                                                      -----------         -----
                                                                                                        1,321,608           8.6
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications             80,000    + Advanced Switching Communications, Inc.                        480,000           3.1
Equipment                       3,500    + Avanex Corporation                                              67,812           0.4
                               20,000    + Avici Systems Inc.                                             300,000           1.9
                                5,500    + CIENA Corporation                                              369,531           2.4
                                8,200    + Comverse Technology, Inc.                                      614,487           4.0
                               13,200    + ONI Systems Corp.                                              443,850           2.9
                                8,500      Scientific-Atlanta, Inc.                                       398,650           2.6
                               25,000    + Sonus Networks, Inc.                                           698,438           4.5
                                                                                                      -----------         -----
                                                                                                        3,372,768          21.8
====================================================================================================================================
                                           Total Common Stocks (Cost--$19,813,536)                     15,490,853         100.2
====================================================================================================================================


                                    14 & 15

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Master Mid Cap Growth Trust (concluded)
====================================================================================================================================
                                Face                                                                                     Percent of
                               Amount                  Short-Term Securities                              Value          Net Assets
====================================================================================================================================
Commercial Paper*            $199,000      General Motors Acceptance Corp., 5.56% due 3/01/2001       $   199,000           1.3%
====================================================================================================================================
                                           Total Short-Term Securities (Cost--$199,000)                   199,000           1.3
====================================================================================================================================
Total Investments (Cost--$20,012,536)                                                                  15,689,853         101.5

Liabilities in Excess of Other Assets                                                                    (238,390)         (1.5)
                                                                                                      -----------         -----
Net Assets                                                                                            $15,451,463         100.0%
                                                                                                      ===========         =====
====================================================================================================================================

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.
+     Non-income producing security.
(a) Represents ownership in Mid Cap SPDR Trust, a registered unit investment trust. The investment objective of the Mid Cap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P Mid Cap 400 Index.
(b) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER MID CAP
GROWTH TRUST             As of February 28, 2001
=======================================================================================================================
Assets:                  Investments, at value (identified cost--$20,012,536) ..........                   $ 15,689,853
                         Cash ..........................................................                            556
                         Receivables:
                           Securities sold .............................................   $ 683,891
                           Contributions ...............................................      36,575
                           Dividends ...................................................          85            720,551
                                                                                           ---------
                         Prepaid expenses and other assets .............................                         47,306
                                                                                                           ------------
                         Total assets ..................................................                     16,458,266
                                                                                                           ------------
=======================================================================================================================
Liabilities:             Payables:
                           Securities purchased ........................................                        978,461
                           Withdrawals .................................................                         20,708
                           Investment adviser ..........................................                          7,634
                                                                                                           ------------
                         Total liabilities .............................................                      1,006,803
                                                                                                           ------------
=======================================================================================================================
Net Assets:              Net assets ....................................................                   $ 15,451,463
                                                                                                           ============
=======================================================================================================================
Net Assets               Partners' capital .............................................                   $ 19,774,146
Consist of:              Unrealized depreciation on investments--net ...................                     (4,322,683)
                                                                                                           ------------
                         Net assets ....................................................                   $ 15,451,463
                                                                                                           ============
=======================================================================================================================

See Notes to Financial Statements.


                                    16 & 17

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

STATEMENT OF OPERATIONS

MASTER MID CAP
GROWTH TRUST             For the Period September 15, 2000+ to February 28, 2001
=======================================================================================================================
Investment               Interest and discount earned .................................                    $     31,452
Income:                  Dividends ....................................................                           4,629
                                                                                                           ------------
                         Total income .................................................                          36,081
                                                                                                           ------------
=======================================================================================================================
Expenses:                Investment advisory fees .....................................   $   41,440
                         Offering costs ...............................................       10,298
                         Custodian fees ...............................................        7,873
                         Accounting services ..........................................        5,301
                         Trustees' fees and expenses ..................................        4,335
                         Pricing fees .................................................          210
                         Other ........................................................           25
                                                                                          ----------
                         Total expenses ...............................................                          69,482
                                                                                                           ------------
                         Investment loss--net .........................................                         (33,401)
                                                                                                           ------------
=======================================================================================================================
Realized &               Realized loss on investments--net ............................                      (4,646,224)
Unrealized Loss          Unrealized depreciation on investments--net ..................                      (4,322,683)
On Investments--Net:                                                                                       ------------
                         Net Decrease in Net Assets Resulting from Operations .........                    $ (9,002,308)
                                                                                                           ============
=======================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        For the Period
MASTER MID CAP                                                                                         Sept. 15, 2000+
GROWTH TRUST             Increase (Decrease) in Net Assets:                                            to Feb. 28, 2001
=======================================================================================================================
Operations:              Investment loss--net ........................................................     $    (33,401)
                         Realized loss on investments--net ...........................................       (4,646,224)
                         Unrealized depreciation on investments--net .................................       (4,322,683)
                                                                                                           ------------
                         Net decrease in net assets resulting from operations ........................       (9,002,308)
                                                                                                           ------------
=======================================================================================================================
Net Capital              Increase in net assets derived from net capital contributions ...............       24,253,671
Contributions:                                                                                             ------------
=======================================================================================================================
Net Assets:              Total increase in net assets ................................................       15,251,363
                         Beginning of period .........................................................          200,100
                                                                                                           ------------
                         End of period ...............................................................     $ 15,451,463
                                                                                                           ============
=======================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                        For the Period
MASTER MID CAP           The following ratios have been derived from                                   Sept. 15, 2000+
GROWTH TRUST             information provided in the financial statements.                             to Feb. 28, 2001
=======================================================================================================================
Ratios to Average        Expenses ....................................................................            1.01%*
Net Assets:                                                                                                ============
                         Investment loss--net ........................................................            (.48%)*
                                                                                                           ============
=======================================================================================================================
Supplemental             Net assets, end of period (in thousands) ....................................     $     15,451
Data:                                                                                                      ============
                         Portfolio turnover ..........................................................          141.13%
                                                                                                           ============
=======================================================================================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    18 & 19

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS

MASTER MID CAP GROWTH TRUST

1. Significant Accounting Policies:

Master Mid Cap Growth Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

o Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $120 in commissions on the execution of portfolio security transactions for the Trust for the period September 15, 2000 to February 28, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2000. Up to this date, the Trust reimbursed FAM $2,664 for these services. As of January 1, 2001, accounting services are provided for the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust. The Trust will pay the cost of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


                                    20 & 21

                      Merrill Lynch Mid Cap Growth Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER MID CAP GROWTH TRUST

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 15, 2000 to February 28, 2001 were $38,419,040 and $13,959,280, respectively.

Net realized losses for the period September 15, 2000 to February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments .....................   $ (4,646,224)        $ (4,322,683)
                                              ------------         ------------
Total investments .........................   $ (4,646,224)        $ (4,322,683)
                                              ============         ============
--------------------------------------------------------------------------------

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,322,683, of which $697,684 related to appreciated securities and $5,020,367 related to depreciated securities. At February 28, 2001, the aggregate cost of investments for Federal income tax purposes was $20,012,536.

4. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 15, 2000 to February 28, 2001.

PORTFOLIO INFORMATION

As of February 28, 2001

                                                                    Percent of
Ten Largest Holdings                                                Net Assets
--------------------------------------------------------------------------------
S&P Mid-Cap 400 Depositary Receipts .................................    6.7%
Sonus Networks, Inc. ................................................    4.5
Comverse Technology, Inc. ...........................................    4.0
Tweeter Home Entertainment Group, Inc. ..............................    4.0
Waters Corporation ..................................................    3.9
Juniper Networks, Inc. ..............................................    3.9
EOG Resources, Inc. .................................................    3.5
IndyMac Mortgage Holdings, Inc. .....................................    3.3
Advanced Switching Communications, Inc. .............................    3.1
TMP Worldwide Inc. ..................................................    3.1

                                                                    Percent of
Ten Largest Industries                                              Net Assets
--------------------------------------------------------------------------------
Telecommunications Equipment ........................................   21.8%
Specialty Retail ....................................................    8.6
Miscellaneous .......................................................    7.9
Media ...............................................................    7.7
Electronic Equipment & Instruments ..................................    6.8
Oil & Gas ...........................................................    6.2
Diversified Financials ..............................................    6.0
Networking Equipment ................................................    6.0
Software ............................................................    5.8
Pharmaceuticals .....................................................    5.5
--------------------------------------------------------------------------------


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use an an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Mid Cap Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #MLMCG--2/01